UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

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ZBB ENERGY CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZBB Energy Urges Shareholders to Vote

Special Meeting to be Reconvened Thursday, July 9, 2015

Milwaukee, Wisconsin--(Marketwired – June 30, 2015) - ZBB Energy Corporation (NYSE MKT: ZBB), a leading developer of innovative energy management systems solutions serving the utility, commercial and industrial building markets, yesterday announced that its Special Meeting of Shareholders ("Special Meeting") scheduled for and convened on June 29, 2015, was adjourned due to the lack of requisite quorum.  The Special Meeting has been adjourned to 10:00 a.m. local time on Thursday, July 9, 2015, at the Company’s corporate headquarters at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin  53051 to allow additional time for the shareholders to vote on the proposals set forth in the Company's proxy statement filed with the Securities and Exchange Commission ("SEC").

Regardless of the number of shares you own, it is important that they be represented at the meeting. Your vote matters to us and we need your support. Please vote your shares now so that your vote can be counted without delay.

If you do not vote and quorum is not reached your company will be forced into another costly adjournment.

WE STRONGLY ENCOURAGE YOU TO VOTE YOUR SHARES TODAY.

Please call Kingsdale Shareholder Services toll-free at 855-682-8087 between the hours of 8:30 a.m. and 10:00 p.m. Monday through Friday Eastern time for voting assistance.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

You must vote your shares by July 8, 11:59pm EDT in order for your shares to be counted.

About ZBB Energy Corporation

ZBB Energy Corporation (NYSE MKT: ZBB) is an applications solutions company providing advanced energy management systems critical to the transition from a “coal-centric economy” to one reliant on an enormous expansion in renewable energy.  Whether part of the grid power transmission and distribution network, or behind the meter in commercial, industrial and multi-tenant buildings, ZBB Energy brings vital power control and energy storage solutions to the most pressing problems caused by the incorporation of increasingly pervasive renewable energy generating assets.  ZBB Energy also provides energy management systems for off-grid applications such as island or remote power.  ZBB is a global corporation, with a joint venture in AnHui, China at Meineng Energy, as well as a strategic partnership with Lotte Chemical in South Korea.  For more information, visit: www.zbbenergy.com.

Additional Information and Where to Find It

This communication may be deemed to be a solicitation of proxies in respect of the transactions described in the definitive proxy statement filed by the Company with U.S. Securities and Exchange Commission (SEC) on May 20, 2015.  The definite proxy statement was sent or given to the shareholders of the Company on or about May 20, 2015 and contains important information about the transactions described therein and other related matters.  SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION.  The proxy statement and other relevant materials and other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, security holders will be able to obtain free copies of the proxy statement from the Company by contacting Investor Relations by telephone at (262) 253-9800 or by going to the Company’s Investor Relations page on its corporate website at www.zbbenergy.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction described in the definitive proxy statement filed by the Company with SEC on May 20, 2015.  Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended June 30, 2014, which was filed with the SEC on September 29, 2014, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on October 9, 2014.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement filed in connection with the Special Meeting and other relevant materials filed with the SEC.

Safe Harbor Statement

Certain statements made in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "will," "should," "could," "seek," "intend," "plan," "estimate," "anticipate" or other comparable terms. Forward-looking statements in this press release may address the following subjects among others: statements regarding the sufficiency of our capital resources, expected operating losses, expected revenues, expected expenses and our expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and our subsequently filed Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Investor Relations Contact:

David Mossberg
Three Part Advisors, LLC
817-310-0051